Supplement to the
Strategic Advisers® Value Fund
July 30, 2016
Summary Prospectus

At a meeting held on March 7, 2017, the Board of Trustees approved the appointment of J.P. Morgan Investment Management Inc. (JPMorgan) as a new sub-adviser of the fund.

At a special meeting of Strategic Advisers® Value Fund, shareholders approved new sub-advisory agreements with FIAM LLC and Geode Capital Management, LLC on behalf of the fund.

The following information replaces the similar information found under the heading "Investment Adviser" in the "Fund Summary" section.

Strategic Advisers (the Adviser) is the fund's manager. Aristotle Capital Management, LLC (Aristotle Capital), Robeco Investment Management, Inc. (dba Boston Partners (BP)), Brandywine Global Investment Management, LLC (Brandywine Global), FIAM LLC (FIAM), Geode Capital Management, LLC (Geode), J.P. Morgan Investment Management Inc. (JPMorgan), and LSV Asset Management (LSV) have been retained to serve as sub-advisers for the fund. FIAM and Geode have not currently been allocated a portion of the fund's assets to manage.

The following information supplements similar information found under the heading "Portfolio Manager(s)" in the "Fund Summary" section.

Jonathan Simon (portfolio manager), Gloria Fu (co-manager) and Lawrence Playford (co-manager) have managed JPMorgan's portion of the fund's assets since 2017.

SUF-SUM-17-01 1.9879807.101	March 23, 2017